CUSTODIAN AGREEMENT

     AGREEMENT dated as of November 9, 1995 between BANKERS TRUST
COMPANY (the "Custodian") and THE FIRST NATIONAL BANK OF MARYLAND
(the "Customer").

     WHEREAS, the Customer desires to appoint the Custodian as custodian on behalf of the Customer for certain assets held by the Customer for an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and other customers under the terms and conditions set forth in this Agreement, and the Custodian has agreed to so act as custodian.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. Employment of Custodian. The Customer hereby employs the Custodian as custodian of all assets held by the Customer which are delivered to and accepted by the Custodian or any Subcustodian (as that term is defined in Section 4) (the "Property") pursuant to the terms and conditions set forth herein. Without limitation, such Property shall include stocks and other equity interests of every type, evidences of indebtedness, other instruments representing same or rights or obligations to receive, purchase, deliver or sell same and other non-cash investment property held by the Customer which is acceptable for deposit ("Securities") and cash from any source and in any currency ('Cash"). The Custodian shall not be responsible for any property held or received by the Customer or others and not delivered to the Custodian or any Subcustodian.

     2. Maintenance of Securities and Cash-at Custodian and Subcustodian Locations. Pursuant to Instructions, the Customer shall direct the Custodian to (a) settle Securities transactions and maintain cash in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired and (b) maintain cash and cash equivalents in such countries in amounts reasonably necessary to effect the transactions in such Securities. Instructions to settle Securities transactions in any country shall be deemed to authorize the holding of such Securities and Cash in that country.

     3. Custody Account. The Custodian agrees to establish and maintain custody account or accounts on its books in the name of the Customer (the "Account") for any and all Property from time to time received and accepted by the Custodian or any Subcustodian for the account of the Customer. The Account shall contain, in the manner and on the terms specified herein, exclusively assets held by the Customer as a fiduciary, custodian or otherwise for customers. The Custodian shall have the right, in its sole discretion, to refuse to accept any Property that is not in proper form for deposit for any reason. The Customer acknowledges its responsibility as a principal for all of its obligations to the Custodian arising under or in connection with this Agreement, warrants its authority to deposit in the Account any Property received therefor by the Custodian or a Subcustodian and to give, and authorize others to give, instructions relative thereto. The Custodian may deliver securities of the same class in place of those deposited in the Account.

     The Custodian shall hold, keep safe and protect as custodian for the Account, on behalf of the Customer, all Property in such Account. All transactions, including, but not limited to, foreign exchange transactions, involving the Property shall be executed or settled solely in accordance with Instructions, except that until the Custodian receives Instructions to the contrary, the Custodian will:

   (a) collect all interest and dividends and all other income and payments, whether paid in cash or in kind, on the Property, as the same become payable and credit the same to the Account;

   (b) present for payment all Securities held in the Account which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation to the extent that the Custodian or Subcustodian is actually aware of such opportunities and hold the cash received in the Account pursuant to this Agreement;

   (c)(i) exchange Securities where the exchange is purely ministerial (including, without limitation, the exchange of temporary securities for those in definitive form and the exchange of wan-ants, or other documents of entitlement to securities, for the Securities themselves) and (ii) when notification of a tender or exchange offer (other than ministerial exchanges described in (i) above) is received for the Account, endeavor to receive Instructions, provided that if such Instructions are not received in time for the Custodian to take timely action, no action shall be taken with respect thereto;

   (d) whenever notification of a rights entitlement or a fractional interest resulting from a rights issue, stock dividend or stock split is received for the Account and such rights entitlement or fractional interest bears an expiration date, if after endeavoring to obtain Instructions such Instructions are not received in time for the Custodian to take timely action or if actual notice of such actions was received too late to seek Instructions, sell in the discretion of the Custodian (which sale the Customer hereby authorizes the Custodian to make) such rights entitlement or fractional interest and credit the Account with the net proceeds of such sale;

   (e) execute in the Customer's name for the Account, whenever the Custodian deems it appropriate, such ownership and other certificates as may be required to obtain the payment of income from the Property in the Account;

   (f) pay for the Account, any and all taxes and levies in the nature of taxes imposed on interest, dividends or other similar income on the Property in the Account by any governmental authority. In the event there is insufficient Cash available in the Account to pay such taxes and levies, the Custodian shall notify the
        Customer of the amount of the shortfall and the Customer, at its option, may deposit additional Cash in the Account or take steps to have sufficient Cash available. The Customer agrees, when and if requested by the Custodian and required in connection with the payment of any such taxes to cooperate with the Custodian in furnishing information, executing documents or otherwise; and

   (g) appoint brokers and agents for any of the ministerial transactions involving the Securities described in (a) -
        (f), including, without limitation, affiliates of the Custodian or any Subcustodian.

     4. Subcustodians and Securities Systems. The Customer authorizes and instructs the Custodian to hold the Property in the Account in custody accounts which have been established by the Custodian with (a) one of its branches or another bank or trust company located within or outside of the U.S. (individually, a "Subcustodian"); and (b) a securities depository or clearing agency or system in which the Custodian or a Subcustodian participates (individually, a "Securities System"). The Custodian may, at any time in its discretion, upon written notification to the Customer, terminate the employment of any Subcustodian or Securities System.

     5. Subcustodians and Securities Systems. The Customer authorizes and instructs the Custodian to hold the Property in the Account in custody, ,accounts which have been established by the Custodian with (a) one of its U.S. branches or another U.S. bank or trust company or branch thereof located in the U.S. which is itself qualified -under the Investment Company Act of 1940, as amended (" 1 940 Act"), to act as custodian (individually, a "U.S. Subcustodian"), or a U.S. securities depository or clearing agency or system in which the Custodian or a U.S. Subcustodian participates (individually, a "U.S. Securities System") or (b) one of its non-U.S. branches or majority-owned non-U.S. subsidiaries, a non-U.S. branch or majority-owned subsidiary of a U.S. bank or a non-U.S. bank or trust company, acting as custodian (individually, a "non-U.S. Subcustodian"; U.S. Subcustodians and non-U.S. Subcustodians, collectively, "Subcustodians"), or a non-U.S. depository or clearing agency or system in which the Custodian or any Subcustodian participates (individually, a "non-U.S. Securities System"; U.S. Securities System and non-U.S. Securities System, collectively, Securities System"), provided that in each case in which a U.S. Subcustodian or U.S. Securities System is employed, each such Subcustodian or Securities System shall have been approved by Instructions; provided further that in each case in which a non-U.S. Subcustodian or non-U.S. Securities System is employed, (a) such Subcustodian or Securities System either is (i) a 'qualified U.S. bank" as defined by Rule 17f-5 under the 1940 Act ("Rule 17f-5") or (ii) an "eligible foreign custodian" within the meaning of Rule 17f-5 or such Subcustodian or Securities System is the subject of an order granted by the U.S. Securities and Exchange Commission ("SEC") exempting such agent or the subcustody arrangements thereto from all or part of the provisions of Rule 17f-5 and (b) the agreement between the Custodian and such non-U.S. Subcustodian has been approved by Instructions; it being understood that the Custodian shall have no liability or responsibility for determining whether the approval of any Subcustodian or Securities System has been proper under the 1940 Act or any rule or regulation thereunder.

    Upon receipt of Instructions, the Custodian agrees to cease the employment of any Subcustodian or Securities System with respect to the Customer, and if desirable and practicable, appoint a replacement subcustodian or securities system in accordance with the provisions of this Section. In addition, the Custodian may, at any time in its discretion, upon written notification to the Customer, terminate the employment of any Subcustodian or Securities System.

     Upon request of the Customer, the Custodian shall deliver to the Customer annually a certificate stating: (a) the identity of each non-U.S. Subcustodian and non-U.S. Securities System then acting on behalf of the Custodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such non-U.S Subcustodian and non-U.S. Securities System; (b) the countries in which each non-U.S. Subcustodian or non-U.S. Securities System is located; and (c) so long as Rule 17f-5 requires the Customer's Board of Trustees to directly approve its foreign custody arrangements, such other information relating to such non-U.S. Subcustodians and non-U.S. Securities Systems as may reasonably be requested by the Customer to ensure compliance with Rule 17f-5. So long as Rule 17f-5 requires the Customer's Board of Trustees to directly approve its foreign custody arrangements, the Custodian also shall furnish annually to the Customer information concerning such non-U.S. Subcustodians and non-U.S. Securities Systems similar in kind and scope as that furnished to the Customer in connection with the initial approval of this Agreement. Custodian agrees to promptly notify the Customer if, in the normal course of its custodial activities, the Custodian has reason to believe that any non-U.S. Subcustodian or non-U.S. Securities System has ceased to be a qualified U.S. bank or an eligible foreign custodian each within the meaning of Rule 17f-5 or has ceased to be subject to an exemptive order from the SEC.

     5. Use of Subcustodian. With respect to Property in the Account which is maintained by the Custodian in the custody of a Subcustodian employed pursuant to Section 4:

   (a) The Custodian will identify on its books as being held by the Customer for its customers any Property held by such-Subcustodian.

   (b)  Any  Property  .  in the Account held by  a  Subcustodian
        will   be  subject  only  to  the  instructions  of   the
        Custodian or its agents.

   (c)  Property   deposited   with  a   Subcustodian   will   be
        maintained   in  an  account  holding  only  assets   for
        customers of the Custodian.

   (d) Any agreement the Custodian shall enter into with a non-U.S. Subcustodian with respect to the holding of
        Property shall require that (i) the Account will be adequately indemnified or its losses adequately insured;
        (ii) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except a claim for payment in accordance with such agreement for their safe custody or administration and expenses related thereto, (iii) beneficial ownership of such Securities be freely transferable without the payment of money or value other than for safe custody or administration and expenses related thereto, and (iv) adequate records will be maintained identifying the Property held pursuant to such Agreement as belonging to the Custodian, on behalf of its customers.

     6.    Use of Securities System.  With respect to Property in
the   Account  which  is  maintained  by  the  Custodian  or  any
Subcustodian in the custody of a Securities System employed pursuant to Section 4:

   (a) The Custodian shall, and the Subcustodian will be required by its agreement with the Custodian to, identify on its books such Property as being held for the account of the Custodian or Subcustodian for its customers.

   (b)  Any  Property held in a Securities System for the account of  the Custodian or a Subcustodian will be subject  only
        to   the   instructions   of  the   Custodian   or   such
        Subcustodian, as the case may be.

   (c) Property deposited with a Securities System will be maintained in an account holding only assets for customers of the Custodian or Subcustodian, as the case may be, unless precluded by applicable law, rule, or regulation.

   (d) The Custodian shall provide the Customer with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System.

     7. Records.- Ownership of Property. Statements, Opinions of Independent Certified Public Accountants.

     (a) The ownership of the Property whether Securities, Cash and/or other property, and whether held by the Custodian or a Subcustodian or in a Securities System as authorized herein, shall be clearly recorded on the Custodian's books as belonging to the Account and not for the Custodian's own interest. The Custodian shall keep accurate and detailed-accounts of all investments, receipts, disbursements and other transactions for the Account. Consistent with the requirements of the applicable rules under the 1940 Act, all accounts, books and records of the Custodian relating thereto shall be open to inspection and audit at all reasonable times during normal business hours by any person designated by the Customer. All such accounts shall be maintained and preserved in the form reasonably requested by the Customer. The Custodian will supply to the Customer from time to time, as mutually agreed upon, a statement with respect to any Property in the Account held by the Custodian or by a Subcustodian. In the absence of the filing in writing with the Custodian by the Customer of exceptions or objections to any such statement within sixty (60) days of the mailing thereof, the Customer shall be deemed to have approved such statement and in such case or upon written approval of the Customer of any such statement, such statement shall be presumed to be for all purposes correct with respect to all information set forth therein.

     (b) At the request of the Customer, the Custodian shall deliver to the Customer a written report prepared by the Custodian's independent certified public accountants with respect to the services provided by the Custodian under this Agreement, including, without limitation, the Custodian's accounting system, internal accounting control and procedures for safeguarding Cash and Securities, including Cash and Securities deposited and/or maintained in a Securities System or with a Subcustodian.

     (c) The Customer may elect to participate in any of the electronic on-line service and communications systems offered by the Custodian which can provide the Customer, on a daily basis, with the ability to view on-line or to print on hard copy various reports of Account activity and of Securities and/or Cash being held in the Account. To the extent that such service shall include market values of Securities in the Account, the Customer hereby acknowledges that the Custodian now obtains and may in the future obtain information on such values from outside sources that the Custodian considers to be reliable and the Customer agrees that the Custodian (i) does not verify nor represent or warrant either the reliability of such service nor the accuracy or completeness of any such information furnished or obtained by or through such service and (ii) shall be without liability in
selecting   and   utilizing  such  service  or   furnishing   any
information derived therefrom.

     8. Holding of Securities, Nominees, etc. Securities in the Account which are held by the Custodian or any Subcustodian may be held by such entity in the name of the Customer, in the
Custodian's or Subcustodian's name, in the name of the Custodian's or Subcustodian's nominee, or in bearer form. Securities that are held by a Subcustodian or which are eligible for deposit in a Securities System as provided above may be maintained with the Subcustodian or the Securities System in an account for the Custodian's or Subcustodian's customers, unless prohibited by law, rule, or regulation. The Custodian or Subcustodian, as the case may be, may combine certificates representing Securities held in the Account with certificates of the same issue held by it as fiduciary or as a custodian. In the event that any Securities in the name of the Custodian or its nominee or held by a Subcustodian and registered in the name of such Subcustodian or its nominee are called for partial redemption by the issuer of such Security, the Custodian may, subject to the rules or regulations pertaining to allocation by any Securities System in which such Securities have been deposited, allot, or cause to be allotted, the called portion of the respective beneficial holders of such class of security in any manner the Custodian deems to be fair and equitable.

     9. Proxies, etc. With respect to any proxies, notices, reports or other communications relative to any of the Securities in the Account, the Custodian shall perform such services and only such services relative thereto as are (i) set forth in
Section 3 of this Agreement, (ii) described in Exhibit A attached hereto (as such service therein described may be in effect from time to time) (the "Proxy Service") and (iii) as may otherwise be agreed upon between the Custodian and the Customer. The liability and responsibility of the Custodian in connection with the Proxy Service referred to in clause (ii) of the immediately preceding sentence and in connection with any additional services which the Custodian and the Customer may agree upon as provided in clause (iii) of the immediately preceding sentence shall be as set forth in the description of the Proxy Service and as may be agreed upon by the Custodian and the Customer in connection with the furnishing of any such additional service and shall not be affected by any other term of this Agreement. Neither the Custodian nor its nominees or agents shall vote upon or in respect of any of the Securities in the Account, execute any form of proxy to vote thereon, or give any consent or take any action (except as provided in Section 3) with respect thereto except upon the receipt of Instructions relative thereto.

     10. Settlement Procedures. Securities will be transferred, exchanged or delivered by the Custodian or a Subcustodian upon receipt by the Custodian of Instructions which include all information required by the Custodian. Settlement and payment for Securities received for the Account and delivery of Securities out of the Account may be effected in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering Securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such Securities from such purchaser or dealer, as such practices and procedures may be modified or supplemented in accordance with the standard operating procedures of the Custodian in effect from time to time for that jurisdiction or market. The Custodian shall not be liable for any loss which results from effecting transactions in accordance with the customary or established securities trading or securities processing practices and procedures in the applicable jurisdiction or market.

     Notwithstanding that the Custodian may settle purchases and sales against, or credit income to, the Account, on a contractual basis, as outlined in the Investment Manager User Guide provided to the Customer by the Custodian, the Custodian may, at its sole option, reverse such credits or debits to the Account in the event that the transaction does not settle, or the income is not received in a timely manner, and the Customer agrees to hold the Custodian harmless from any losses which may result therefrom; provided that the Custodian has met the standard of reasonable care provided for in Section 12.

     Except  as  otherwise  may be agreed  upon  by  the  parties hereto, the Custodian shall not be required to comply with Instructions to settle the purchase of any Securities for the Account unless there is sufficient Cash in the Account at the time or to settle the sale of any Securities in the Account unless such Securities are in deliverable form. Notwithstanding the foregoing, if the purchase price of such Securities exceeds the amount of Cash in the Account at the time of settlement of such purchase, the Custodian may, in its sole discretion, but in no way shall have any obligation to, permit an overdraft in the Account in the amount of the difference solely for the purpose of facilitating the settlement of such purchase of Securities for prompt delivery for the Account. The Customer agrees to immediately repay the amount of any such overdraft in the ordinary course of business and further agrees to indemnify and hold the Custodian harmless from and against any and all losses, costs, including, without limitation the cost of funds, and expenses incurred in connection with such overdraft. The Customer agrees that it will not use the Account to facilitate the purchase of securities without sufficient funds in the Account (which funds shall not include the proceeds of the sale of the purchased securities). The Custodian shall have a lien on the Property in the Account for any amount payable to the Custodian pursuant to this paragraph of Section 10. 'Me provisions of this paragraph shall survive the termination of this Agreement.

     11. Instructions. The term "Instructions" means instructions from the Customer in respect of any of the
Custodian's duties hereunder which have been received by the Custodian at its address set forth in Section 18 below (i) in writing (including, without limitation, facsimile transmission) or by tested telex signed or given by such one or more person or persons as the Customer shall have from time to time authorized in writing to give the particular class of Instructions in question and whose name and (if applicable) signature and office address have been filed with the Custodian, or (ii) which have been transmitted electronically through an electronic on-line service and communications system offered by the Custodian or other electronic instruction system acceptable to the Custodian, or (iii) a telephonic or oral communication by one or more persons as the Customer shall have from time to time authorized to give the particular class of Instructions in question and whose name has been filed with the Custodian; or (iv) upon receipt of such other form of instructions as the Customer may from time to time authorize in writing and which the Custodian has agreed in writing to accept. Instructions in the form of oral communications shall be confirmed by the Customer by tested telex or writing in the manner set forth in clause (i) above, but the lack of such confirmation shall in no way affect any action taken by the Custodian in reliance upon such oral instructions prior to the Custodian's receipt of such confirmation. Instructions may relate to specific transactions or to types or classes of transactions, and may be in the form of standing instructions.

     The Custodian shall have the right to assume in the absence of notice to the contrary from the Customer that any person whose name is on file with the Custodian pursuant to this Section has been authorized by the Customer to give the Instructions in question and that such authorization has not been revoked. The Custodian may act upon and conclusively rely on, without any liability to the Customer or any other person or entity for any losses resulting therefrom, any Instructions reasonably believed by it to be furnished by the proper person or persons as provided above.

 12. Standard of Care. The Custodian shall be responsible for the performance of only such duties as are set forth herein or contained in Instructions given to the Custodian which are not contrary to the provisions of this Agreement. The Custodian will use reasonable care with respect to the safekeeping of Property in the Account and, except as otherwise expressly provided herein in carrying out its obligations under this Agreement. So long as and to the extent that it has exercised reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any Property or other property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon, and may conclusively rely on, without liability for any loss resulting therefrom, any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed or furnished by the proper party or parties, including, without limitation, Instructions, and shall be indemnified by the Customer for any losses, damages, costs and expenses (including, without limitation, the fees and expenses of counsel) incurred by the Custodian and arising out of action taken or omitted with reasonable care by the Custodian hereunder or under any Instructions. The Custodian shall be liable to the Customer for any act or omission to act of any Subcustodian to the same extent as if the Custodian committed such act itself. With respect to a Securities System, the Custodian shall only be responsible or liable for losses arising from employment of such Securities System caused by the Custodian's own failure to exercise reasonable care. In the event of any loss to the Customer by reason of the failure of the Custodian or a Subcustodian to utilize reasonable care, the Custodian shall be liable to the Customer to the extent of the Customer's actual damages at the time such loss was discovered without reference to any special conditions or circumstances. In no event shall the Custodian be liable for any consequential or special damages. The Custodian shall be entitled to rely, and may act, on advice of counsel (who may be counsel for the Customer) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

    In the event the Customer subscribes to an electronic on-line service and communications system offered by the Custodian, the Customer shall be fully responsible for the security of the Customer's connecting terminal, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards with respect thereto and agree to defend and indemnify the Custodian and hold the Custodian harmless from and against any and all losses, damages, costs and expenses (including the fees and expenses of counsel) incurred by the Custodian as a result of any improper or unauthorized use of such terminal by the Customer or by any others.

    All   collections  of  funds  or  other  property   paid   or
distributed in respect of Securities in the Account, including funds involved in third-party foreign exchange transactions, shall be made at the risk of the Customer.

     Subject to the exercise of reasonable care, the Custodian shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Custodian or by a Subcustodian of any payment, redemption or other transaction regarding Securities in the Account in respect of which the Custodian has agreed to take action as provided in Section 3 hereof. The Custodian shall not be liable for any loss resulting from, or caused by, or resulting from acts of governmental authorities (whether de jure or de facto), including, without limitation, nationalization, expropriation, and the imposition of currency restrictions; devaluations of or fluctuations in the value of currencies; changes in laws and regulations applicable to the banking or securities industry; market conditions that prevent the orderly execution of securities transactions or affect the value of Property; acts of war, terrorism, insurrection or revolution; strikes or work stoppages; the inability of a local clearing and settlement system to settle transactions for reasons beyond the control of the Custodian; hurricane, cyclone, earthquake, volcanic eruption, nuclear fusion, fission or radioactivity, or other acts of God.

    The Custodian shall have no liability in respect of any loss, damage or expense suffered by the Customer, insofar as such loss, damage or expense arises from the performance of the Custodian's duties hereunder by reason of the Custodian's reliance upon records that were maintained for the Customer by entities other than the Custodian prior to the Custodian's employment under this Agreement.

    The Customer hereby agrees to hold the Custodian harmless from any liability or loss resulting from any taxes or other governmental charges, and any expense related thereto, which may be imposed, or assessed with respect to any Property in the Account and also agrees to hold the Custodian, its Subcustodians, and their respective nominees harmless from any liability as a record holder of Property in the Account.

     The provisions of this Section shall survive termination of this Agreement.


     13. Investment Limitations and Legal or Contractual Restrictions or Regulations. The Custodian shall not be liable to the Customer and the Customer agrees to indemnify the Custodian and its nominees, for any loss, damage or expense suffered or incurred by the Custodian or its nominees arising out of any violation of any investment restriction or other restriction or limitation applicable to the Customer or its customers pursuant to any contract or any law or regulation. The provisions of this Section shall survive termination of this Agreement.

     14. Fees and Expenses. The Customer agrees to pay to the Custodian such compensation for its services pursuant to this Agreement as may be mutually agreed upon in writing from time to time and the Custodian's reasonable out-of-pocket or incidental expenses in connection with the performance of this Agreement, including (but without limitation) legal fees as described herein and/or deemed necessary in the judgment of the Custodian to keep safe or protect the Property in the Account. The initial fee schedule is attached hereto as Exhibit B. 'Me Custodian is authorized to charge the Account for such items.

     15. Tax Reclaims. With respect to withholding taxes deducted and which may be deducted from any income received from any Property in the Account, the Custodian shall perform such services with respect thereto as are described in Exhibit C attached hereto and shall in connection therewith be subject to the standard of care set forth in such Exhibit C. Such standard of care shall not be affected by any other term of this Agreement

     16. Amendment, Modifications, etc., No provision of this Agreement may be amended, modified or waived except in a writing signed by the parties hereto. No waiver of any provision hereof shall be deemed a continuing waiver unless it is so designated. No failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

     17. Termination. This Agreement may be terminated by the Customer or the Custodian by sixty (60) days' written notice to the other, provided that notice by the Customer shall specify the names of the persons to whom the Custodian shall deliver the
Securities in the Account and to whom the Cash in the Account shall be paid. If notice of termination is given by the Custodian, the Customer shall within sixty (60) days following the giving of such notice, deliver to the Custodian a written notice specifying the names of the persons to whom the Custodian shall deliver the Securities in the Account and to whom the Cash in the Account shall be paid. In either case, the Custodian will deliver such Securities and Cash to the persons so specified, (a) after deducting therefrom any amounts which the Custodian determines to be owed to it under the last paragraph of Section I 0, the penultimate paragraph of Section 12 and under Section 14 of this Agreement, and (b) withholding, in its discretion, such Cash and Securities as may be necessary to settle transactions pending at the time of such delivery. If within sixty (60) days following the giving of a notice of termination by the Custodian, the Custodian does not receive from the Customer a written notice specifying the names of the persons to whom the Custodian shall deliver the Securities in the Account and to whom the Cash in the Account shall be paid, the Custodian, at its election, may deliver such Securities and pay such Cash to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions of this Agreement, or may continue to hold such Securities and Cash until a written notice as aforesaid is delivered to the Custodian, provided that the Custodian's obligations shall be limited to safekeeping.

     18. Notices. Except as otherwise provided in this Agreement, all requests, demands or other communications between the parties or notices in connection herewith (a) shall be in writing, hand delivered or sent by telex, telegram, cable, facsimile or other means of electronic communication agreed upon by the parties hereto addressed, if to the Customer, to:

                    The First National Bank of Maryland
                    25 South Charles Street
                    Baltimore, MD 21201
                    Attention:  Leslie S. Christensen
                    Phone:  (202) 434-7016
                    Fax:  (202) 434-7050

                         if to the Custodian, to:

                    Bankers Trust Company
                    16 Wall Street, 4th Floor
                    New York, NY I 0005
                    Attention:  Keith Cronin
                    Phone:    (212) 618-3428
                    Fax: (212) 618-2202

or in either case to such other address as shall have been furnished to the receiving party pursuant to the provisions hereof and (b) shall be deemed effective when received, or, in the case of a telex, when sent to the proper number and acknowledged by a proper answerback.

     19. Security for Payment. To secure payment of the obligations due under the last paragraph of Section 10, the penultimate paragraph of Section 12 and under Section 14 of this Agreement, the Customer hereby grants to Custodian a continuing security interest in and right of setoff against the Account and all Property held therein from time to time in the full amount of such obligations. Should the Customer fail to pay promptly any amounts owed under such provisions, Custodian shall be entitled to use available Cash in the Account and to dispose of Securities in the Account as is necessary. In any such case and without limiting the foregoing, Custodian shall be entitled to take such other action(s) or exercise such other options, powers and rights as Custodian now or hereafter has as a secured creditor under the New York Uniform Commercial Code or any other applicable law.

     20. Representations and Warranties.

     (a) The Customer hereby represents and warrants to the Custodian that:

          (i) the employment of the Custodian and the allocation of fees, expenses and other charges to the Account as herein provided, is not prohibited by law or any governing documents or contracts to which the Customer is subject;

          (ii) the terms of this Agreement do not violate any obligation by which the Customer is bound, whether arising by contract, operation of law or otherwise;

          (iii) this Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon the Customer in accordance with its terms; and

          (iv) the Customer will deliver to the Custodian such evidence of such authorization as the Custodian may reasonably require, whether by way of a certified resolution or otherwise.

     (b) The Custodian hereby represents and wan-ants to the Customer that:

          (i) the terms of this Agreement do not violate any obligation by which the Custodian is bound, whether arising by contract, operation of law or otherwise;

          (ii) this Agreement has bee ,p duly authorized by appropriate action and when executed and delivered will be binding upon the Custodian in accordance with its terms; and

          (iii) the Custodian will deliver to the Customer such evidence of such authorization as the Customer may reasonably require, whether by way of a certified resolution or otherwise.

     21.    Governing  Law  and  Successors  and  Assigns.   This
Agreement shall be governed by the law of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Custodian.

     22. Publicity. Customer shall furnish to Custodian at its office referred to in Section 18 above, prior to any distribution thereof, copies of any material prepared for distribution to any persons who are not parties hereto that refer in any way to the Custodian. Customer shall not distribute or permit the distribution of such materials if Custodian reasonably objects in writing within ten (10) business days of receipt thereof (or such other time as may be mutually agreed) after receipt thereof. The provisions of this Section shall survive the termination of this Agreement.

     23. Submission to Jurisdiction. To the extent if any, to which the Customer or any of its respective properties may be deemed to have or hereafter to acquire immunity, on the ground of sovereignty or otherwise, from any judicial process or proceeding to enforce this Agreement or to collect amounts due hereunder (including, without limitation, attachment proceedings prior to judgment or in aid of execution) in any jurisdiction, the Customer hereby waives such immunity and agrees not to claim the same. Any suit, action or proceeding arising out of this Agreement may be instituted in any State or Federal court sitting in the City of New York, State of New York, United States of America, and the Customer irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that such -suit, action or proceeding was brought in an inconvenient forum. The Customer hereby irrevocably designates, appoints and empowers Allied Irish Banks, p.l.c.; 405 Park Avenue; New York, NY 10005 as its authorized agent to receive, for and on behalf of the Customer and its property service of process in the State of New York when and as such legal actions or proceedings may be brought in any of the aforementioned courts, and such service of process shall be deemed complete upon the date of delivery thereof to such agent whether or not such agent gives notice thereof to the Customer or upon the earliest of any other date permitted by applicable law. The Customer further irrevocably consents to the service of process out of any of the aforementioned courts in an h action or proceeding by the mailing of copies thereof by certified air mail, postage prepaid, to the Customer at its address set forth in Section 18 or in any other manner permitted by law, such service to become effective upon the earlier of (i) the date fifteen (IS) days after such mailing or (ii) any earlier date permitted by applicable law. The Customer agrees that it will at all times continuously maintain an agent to receive service of process in the City and State of New York on behalf of itself and its properties with respect to this Agreement and in the event that, for any reason, the agent named above or its successor shall no longer serve as agent of the Customer to receive service of process in the City and State of New York on its behalf, the Customer shall promptly appoint a successor to so serve and shall advise the Custodian thereof.

     24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by each of the parties hereto.

     25. Confidentiality. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required or requested to be disclosed by any bank or other regulatory examiner of the Custodian, Customer, or any Subcustodian, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

     26. Severability. If any provision of this Agreement is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provision of this Agreement.

     27. Headings. The headings of the paragraphs hereof are included for convenience reference only and do not form a part of this Agreement.

                                THE FIRST NATIONAL BANK OF MARYLAND



                                By: /s/
                                     Name: Thomas Rackey
                                     Title:  Vice President



                                BANKERS TRUST COMPANY



                                By: /s/
                                     Name: Richard M. Quinim
                                     Title:  Managing Director




                            EXHIBIT A

     To  Custodian Agreement dated as of November 9, 1995 between
     Bankers  Trust  Company  and  The  First  National  Bank  of
     Maryland.

                          PROXY SERVICE

    The following is a description of the Proxy Service referred to in Section 9 of the above referred to Custodian Agreement.
Terms used herein as defined terms shall have the meanings ascribed to them therein unless otherwise defined below.

    The Custodian provides a service, described below, for the transmission of corporate communications in connection with shareholder meetings relating to Securities held in Argentina, Australia, Austria, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Indonesia, Ireland, Italy, Japan, Korea, Malaysia, Mexico, Netherlands, New Zealand, Pakistan, Poland, Singapore, South Africa, Spain, Sri Lanka, Sweden, United Kingdom, United States, and Venezuela. For the United States and Canada, the term "corporate communications" means the proxy statements or meeting agenda, proxy cards, annual reports and any other meeting materials received by the Custodian. For countries other than the United States and Canada, the term "corporate communications" means the meeting agenda only and does not include any meeting circulars, proxy statements or any other corporate communications furnished by the issuer in connection with such meeting. Non-meeting related corporate communications are not included in the transmission service to be provided by the Custodian except upon request as provided below.

     The Custodian's process for transmitting and translating meeting agendas will be as follows:

     1) If the meeting agenda is not provided by the issuer in the English language, and if the language of such agenda is in the official language of the country in which the related security is held, the Custodian will as soon as practicable after receipt of the original meeting agenda by a Subcustodian provide an English translation prepared by that Subcustodian.

     2) If an English translation of the meeting agenda is furnished, the local language agenda will not be furnished unless requested.

     Translations will be free translations and neither the Custodian nor any Subcustodian will be liable or held responsible for the accuracy thereof or any direct or indirect consequences arising therefrom, including without limitation arising out of any action taken or omitted to be taken based thereon.

     If requested, the Custodian will, on a reasonable efforts basis, endeavor to obtain any additional corporate communication such as annual or interim reports, proxy statements, meeting circulars, or local language agendas, and provide them in the form obtained.

     Timing in the voting process is important and, in that regard, upon receipt by the Custodian of notice from a Subcustodian, the Custodian will provide a notice to the Customer indicating the deadline for receipt of its instructions to enable the voting process to take place effectively and efficiently. As voting procedures will vary from market to market attention to any required procedures will be very important. Upon timely receipt of voting instructions, the Custodian will promptly forward such instructions to the applicable Subcustodian. If voting instructions are not timely received, the Custodian shall have no liability or obligation to take any action.

    For Securities held in markets other than those set forth in the first paragraph, the Custodian will not furnish the material described above or seek voting instructions. However, if requested to exercise voting rights at a specific meeting, the Custodian will endeavor to do so on a reasonable efforts basis without any assurance that such rights will be so exercised at such meeting.

     If the Custodian or any Subcustodian incurs extraordinary expenses in exercising voting rights related to any Securities pursuant to appropriate instructions or direction (e.g., by way of illustration only and not by way of limitation, physical presence is required at a meeting and/or travel expenses are incurred), such expenses will be reimbursed out of the Account unless other arrangements have been made for such reimbursement.

     It is the intent of the Custodian to expand the Proxy Service to include jurisdictions which are not currently included as set forth in the second paragraph hereof. The Custodian will notify the Customer as to the inclusion of additional countries or deletion of existing countries after their inclusion or deletion and this Exhibit A will be deemed to be automatically amended to include or delete such countries as the case may be.

Dated as of November 9, 1995   THE FIRST NATIONAL BANK OF MARYLAND




                                By: /s/
                                     Name: Thomas Rackey
                                     Title:  Vice President



                                BANKERS TRUST COMPANY



                                By:  /s/
                                     Name: Richard M. Quinim
                                     Title:  Managing Director



                            Exhibit B

To  Custodian  Agreement  dated as of November  9,  1995  between
Bankers Trust Company and
The First National Bank of Maryland.

                      Bankers Trust Company
                   Global Custody Fee Schedule
                               for
               The First National Bank of Maryland

1.   Annual Asset Fee (based on market value per annum)

 US Assets                 1 BASIS POINT

 Tier I                    3 BASIS POINTS

                       >   Cedel (Eurobonds)
                       >   Euroclear (Eurobonds)
                       >   Canada
                       >   Germany
                       >   Italy
                       >   Japan
                       >   United Kingdom

 Tier II                   5 BASIS POINTS

           >  Australia                 >    Luxembourg
           >  Austria                   >    Netherlands
           >  Belgium                   >    New Zealand
           >  Denmark                   >    Norway
           >  France                    >    Switzerland
           >  Ireland                   >    Sweden

 Tier III              8 BASIS POINTS

                       >   Hong Kong
                       >   Indonesia
                       >   Malaysia
                       >   Mexico
                       >   Philippines
                       >   Singapore
                       >   South Africa
                       >   Spain
                       >   Thailand

Standard Fee Schedule

Tier IV

                                           Receive and Deliver
      Country          Annual Asset Fee        Transactions
Argentina              45 Basis Points             $150
Brazil                 40 Basis Points             $100
Chile                  30 Basis Points             $100
Columbia               30 Basis Points             $100
Finland                15 Basis Points             $100
Greece                 50 Basis Points             $120
Israel                 25 Basis Points             $50
Mexico (Bonds)         30 Basis Points             $100
Pakistan               30 Basis Points             $150
Peru                   50 Basis Points             $125
Portugal               15 Basis Points             $100
Shenzen.Shanghai       30 Basis Points             $100
South Korea            15 Basis Points             $100
Sri Lanka              30 Basis Points             $100
Taiwan                 15 Basis Points             $100
Turkey                 30 Basis Points             $100
Venezuela              35 Basis Points             $100


2.   Account Charge - $350 per account (per month)

3.   U.S. Security Trades - Receive and Deliver Transactions             $20
     For Tier 1, II, III Trades - Receive and  Deliver Transactions      $50
     Assumes electronic trade entry for mutual trades (i.e. fax, telex) a premium for trade charge will be added.

4.    Front End System -                                        Free of Charge

5.   Minimum Annual Fee                                              $15,000



1.   Fees are billed monthly.
2. Fees for the receipt of positions relating to the initial asset transition will be waived with the exception of the United Kingdom, Spain and Indonesia where re-registration fees will be assessed.
3. Cash movements relating to third party FX trades will be assessed at $25 per U.S. wire movement and $50 per non U.S. wire movement. For FX trades concluded with BTCo., this charge will be waived.
4. Fees for investment in countries not listed will be negotiated separately.


The Exhibit B shall be amended upon delivery by the Custodian of a new Exhibit B to the Customer and acceptance thereof by the Customer and shall be effective as of the date of acceptance by the Customer or a date agreed upon between the Custodian and the Customer.


The First National Bank of Maryland     Bankers Trust Company

Accepted by: /s/                       Prepared by:  /s/

THOMAS E. RACKEY, VICE PRESIDENT       RICHARD M. QUINIM, MANAGING DIRECTOR
(PRINT NAME/TITLE)                     (PRINT NAME/TITLE)


11/13/95                               11/09/95
(DATE)                                 (DATE)




                            EXHIBIT C


To  Custodian  Agreement  dated as of November  9,  1995  between
Bankers Trust Company and The First National Bank of Maryland.

                          TAX RECLAIMS

     Pursuant to Section 15 of the above referred to Custodian Agreement, the Custodian shall perform the following services with respect to withholding taxes imposed or which may be imposed on income from Property in the Account. Terms used herein as defined terms shall unless otherwise defined have the meanings ascribed to them in the above referred to Custodian Agreement

     When withholding tax has been deducted with respect to income from any Property in an Account, the Custodian will actively pursue on a reasonable efforts basis the reclaim process, provided that the Custodian shall not be required to institute any legal or administrative proceeding against any Subcustodian or other person. The Custodian will provide fully detailed advices/vouchers to support reclaims submitted to the local authorities by the Custodian or its designee. In all cases of withholding, the Custodian will provide full details to the Customer. If exemption from withholding at the source can be obtained in the future, the Custodian will notify the Customer and advise what documentation, if any, is required to obtain the exemption. Upon receipt of such documentation from the Customer, the Custodian will file for exemption on the Customer's behalf and notify the Customer when it has been obtained.

In connection with providing the foregoing service, the Custodian shall be entitled to apply categorical treatment of the Customer according to the Customer's nationality, the particulars of its organization and other relevant details that shall be supplied by the Customer. It shall be the duty of the Customer to inform the Custodian of any change in the organization, domicile or other relevant fact concerning tax treatment of the Customer and further to inform the Custodian if the Customer is or becomes the beneficiary of any special ruling or treatment not applicable to the general nationality and category or entity of which the Customer is a part under general laws and treaty provisions. The Custodian may rely on any such information provided by the Customer.

     In connection with providing the foregoing service, the Custodian may also rely on professional tax services published by a major international accounting firm and/or advice received from a Subcustodian in the jurisdictions in question. In addition, the Custodian may seek the advice of counsel or other professional tax advisers in such jurisdictions. The Custodian is entitled to rely, and may act, on information set forth in such services and on advice received from a Subcustodian, counsel or other professional tax advisers and shall be without liability to the Customer for any action reasonably taken or omitted pursuant to information contained in such services or such advice.


Dated as of                       THE FIRST NATIONAL BANK OF MARYLAND

                                  By:/s/
                                     Name: Thomas Rackey
                                     Title: Vice President


                                  BANKERS TRUST COMPANY


                                  By:/s/
                                     Name: Richard M. Quinim
                                     Title: Managing Director